Exhibit 99.2


                              Attachment to Form 4

                             JOINT FILER INFORMATION



Name and Address:                               Daniel S. Loeb
                                                390 Park Avenue
                                                New York, NY 10022


Date of Event Requiring Statement:              01/19/07
Issuer and Ticker Symbol:                       AEP Industries Inc. (AEPI)
Relationship to Issuer:                         (1)
Designated Filer:                               Third Point LLC


TABLE I INFORMATION

Title of Security:                              Common Stock
Transaction Date                                01/19/07
Transaction Code                                S
Amount of Securities and Price                  10,000 at $47.34 per share
Securities Acquired (A) or Disposed of (D)      D
Amount of Securities Beneficially Owned
     Following Reported Transactions            1,128,700
Ownership Form:                                 I
Nature of Indirect Beneficial Ownership:        (1)


Signature                                       DANIEL S. LOEB


                                                By:  /s/ Justin Nadler
                                                    ----------------------------
                                                    Name:  Justin Nadler
                                                    Title: Attorney-in-Fact





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                             JOINT FILER INFORMATION



Name and Address:                               Third Point Offshore Fund, Ltd.
                                                c/o Walkers SPV Limited
                                                Walker House, Mary Street
                                                P.O. Box 908GT
                                                George Town, Grand Cayman
                                                Cayman Islands, British West
                                                   Indies


Date of Event Requiring Statement:              01/19/07
Issuer and Ticker Symbol:                       AEP Industries Inc. (AEPI)
Relationship to Issuer:                         10% Owner
Designated Filer:                               Third Point LLC


TABLE I INFORMATION

Title of Security:                              Common Stock
Transaction Date                                01/19/07
Transaction Code                                S
Amount of Securities and Price                  5,000 at $47.34 per share
Securities Acquired (A) or Disposed of (D)      D
Amount of Securities Beneficially Owned
     Following Reported Transactions            801,600
Ownership Form:                                 D
Nature of Indirect Beneficial Ownership:        N/A


Signature                                       THIRD POINT OFFSHORE FUND, LTD.

                                                By:  DANIEL S. LOEB, Director


                                                By: /s/ Justin Nadler
                                                    ----------------------------
                                                    Name:   Justin Nadler
                                                    Title:  Attorney-in-Fact